Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Relative Sentiment Tactical Allocation ETF

(a series of EA Series Trust)

Ticker Symbol: MOOD

 February 3, 2023

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

All dated May 19, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for Relative Sentiment Tactical Allocation ETF (MOOD).

Effective immediately, Brandon Koepke will no longer serve as portfolio manager to MOOD. As a result of this change, all references to Mr. Koepke’s service as a portfolio manager to MOOD in the summary prospectus, prospectus and SAI should be removed in entirety.

In addition, Mr. Wm. Joshua Russell has been appointed as Mr. Koepke’s replacement as a portfolio manager to MOOD and the following information has been supplemented for Mr. Russell.

The “Portfolio Managers” section found on page 7 of the summary prospectus and prospectus has been updated as follows:

Portfolio Managers

Dr. Raymond Micaletti of the Sub-Adviser, has been jointly and primarily responsible for the day-to-day management of the Fund since 2022.

Dr. Raymond Micaletti provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, Portfolio Managers of the Adviser. Mr. Shaner has been primarily and jointly responsible for the day-to-day management of the Fund since 2022. Mr. Russell has been primarily and jointly responsible for the day-to-day management of the Fund since January 2023.

The “Portfolio Managers” section found on page 17 of the prospectus has been supplemented as follows:

Portfolio Managers

Dr. Raymond Micaletti has been portfolio manager of the Fund since 2022. He provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, portfolio managers of the Adviser. Dr. Micaletti is the founder and CEO of the Sub-Adviser. He has over 20 years’ experience at major investment banks, hedge funds, and asset management firms. Since 2003 his focus has been on the development of systematic trading strategies. He started at Fortress Investment Group, where from 2004-2008 he developed and managed a suite of quantitative global long/short equity strategies. From 2009 to 2014—first at Macrosignal and later at Telluride Asset Management—he built and traded an ensemble of systematic short-term global macro strategies.

Mr. Wm. Joshua Russell, PhD, CFA has been a Senior Portfolio Manager with the Advisor since October 2022 and a portfolio manager of the Fund since January 2023. Prior to this he was a Portfolio Manager at Carson Group where he was responsible for approximately $1.7 billion in assets. He has also served in quant research roles as VP, Sr. Research Analyst at Franklin Templeton and Senior Quantitative Strategist at WisdomTree. Prior to entering the industry, Dr. Russell was a PhD candidate where he conducted research on large-scale distributed systems for the US Army, the US Air Force, and NASA. He earned a PhD in Electrical and Computer Engineering, a Masters in Economics, and a Masters in Electrical and Computer Engineering at the University of California, Santa Barbara. He earned a Bachelor of Science in Electrical Engineering from the University of Washington and is a CFA Charterholder.

Messrs. Shaner and Russell are responsible for implementing the Fund’s investment strategies.

The “Investment Management and Other Services” section found on page 14 of the SAI has been updated as follows:

The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Wesley R. Gray, Ph.D.	Trustee and President of the Trust	Executive Managing Member
John R. Vogel	Treasurer, Chief Financial Officer	Managing Member
Jessica D. Leighty	Chief Compliance Officer	Chief Compliance Officer
Patrick R. Cleary	Secretary	Chief Executive Officer
Wm. Joshua Russell	Portfolio Manager	Portfolio Manager
Richard Shaner	Portfolio Manager	Portfolio Manager
Sean Hegarty	Assistant Treasurer	Chief Operating Officer

The “Portfolio Managers” section found on page 17-18 of the SAI has been supplemented as follows:

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of January 15, 2023:

The following information is applicable to Wm. Joshua Russell:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	20	$1,450	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	273	$506	0	$0

The following table provides the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of January 15, 2023.

Dollar Range of Equity Securities Owned
Wm. Joshua Russell	None

Adviser – Portfolio Managers

The portfolio managers do not currently manage any other client accounts using the same investment strategy as that of the Fund. Further, the Adviser has established policies and procedures reasonably designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.

Compensation

Adviser – Portfolio Managers

Wm. Joshua Russell’s compensation is comprised of both fixed and variable components – the variable component is a potential bonus that is dependent upon the overall profitability of the Adviser’s parent company.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.